EXHIBIT 99.1

ANNEX A

The Trust Student Loan Pool as of August 31, 2015

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2015, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,278,502 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 23 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,177,900,057
Aggregate Outstanding Principal Balance – Treasury Bill	$122,590,414
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.41%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,055,309,643
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	89.59%
Number of Borrowers	43,493
Average Outstanding Principal Balance Per Borrower	$27,083
Number of Loans	74,586
Average Outstanding Principal Balance Per Loan – Treasury Bill	$24,037
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,187
Weighted Average Remaining Term to Scheduled Maturity	190 months
Weighted Average Annual Interest Rate	4.79%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See "Special Allowance Payments" in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	11,862	$180,126,814	15.3%
3.01% to 3.50%	13,484	185,353,682	15.7
3.51% to 4.00%	11,897	183,769,429	15.6
4.01% to 4.50%	16,217	212,517,949	18.0
4.51% to 5.00%	5,558	80,993,835	6.9
5.01% to 5.50%	1,372	25,814,184	2.2
5.51% to 6.00%	1,405	26,215,003	2.2
6.01% to 6.50%	1,894	35,122,308	3.0
6.51% to 7.00%	2,831	50,051,609	4.2
7.01% to 7.50%	883	20,176,681	1.7
7.51% to 8.00%	2,406	54,044,127	4.6
8.01% to 8.50%	2,284	52,679,100	4.5
Equal to or greater than 8.51%	2,493	71,035,337	6.0

Total	74,586	$1,177,900,057	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – The Student Loan Marketing Association's Student Loan Financing Business" in the prospectus.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	8,908	$25,137,601	2.1%
$5,000.00-$ 9,999.99	6,232	46,979,007	4.0
$10,000.00-$14,999.99	6,425	79,329,902	6.7
$15,000.00-$19,999.99	4,198	72,562,065	6.2
$20,000.00-$24,999.99	3,063	68,781,536	5.8
$25,000.00-$29,999.99	2,504	68,576,969	5.8
$30,000.00-$34,999.99	1,934	62,594,650	5.3
$35,000.00-$39,999.99	1,411	52,849,851	4.5
$40,000.00-$44,999.99	1,232	52,188,177	4.4
$45,000.00-$49,999.99	1,003	47,571,770	4.0
$50,000.00-$54,999.99	857	44,864,511	3.8
$55,000.00-$59,999.99	795	45,631,585	3.9
$60,000.00-$64,999.99	584	36,427,490	3.1
$65,000.00-$69,999.99	509	34,323,186	2.9
$70,000.00-$74,999.99	439	31,817,950	2.7
$75,000.00-$79,999.99	419	32,464,767	2.8
$80,000.00-$84,999.99	330	27,248,006	2.3
$85,000.00-$89,999.99	312	27,260,447	2.3
$90,000.00-$94,999.99	213	19,671,086	1.7
$95,000.00-$99,999.99	218	21,163,362	1.8
$100,000.00 and above	1,907	280,456,139	23.8

Total	43,493	$1,177,900,057	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	70,478	$1,090,125,016	92.5%
31-60 days	1,413	27,251,084	2.3
61-90 days	749	16,469,453	1.4
91-120 days	396	8,680,357	0.7
121-150 days	381	8,372,526	0.7
151-180 days	245	5,899,108	0.5
181-210 days	214	4,791,949	0.4
Greater than 210 days	710	16,310,564	1.4

Total	74,586	$1,177,900,057	100.0%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	201	$105,921	*
4 to 12	701	755,788	0.1%
13 to 24	1,294	2,878,159	0.2
25 to 36	3,018	8,273,028	0.7
37 to 48	7,891	22,012,240	1.9
49 to 60	2,910	14,236,057	1.2
61 to 72	2,703	16,772,653	1.4
73 to 84	2,861	20,866,408	1.8
85 to 96	4,098	31,921,866	2.7
97 to 108	8,919	70,982,448	6.0
109 to 120	3,554	37,321,502	3.2
121 to 132	4,310	71,832,597	6.1
133 to 144	3,367	62,987,645	5.3
145 to 156	3,182	56,100,984	4.8
157 to 168	5,550	89,110,965	7.6
169 to 180	2,378	44,180,063	3.8
181 to 192	1,659	34,130,179	2.9
193 to 204	1,401	31,941,380	2.7
205 to 216	1,935	50,640,290	4.3
217 to 228	4,334	128,818,277	10.9
229 to 240	1,782	58,377,438	5.0
241 to 252	1,452	56,424,038	4.8
253 to 264	1,273	57,425,524	4.9
265 to 276	933	44,099,108	3.7
277 to 288	845	44,151,060	3.7
289 to 300	681	34,325,376	2.9
301 to 312	499	27,571,639	2.3
313 to 324	202	12,681,473	1.1
325 to 336	160	10,201,842	0.9
337 to 348	128	9,184,652	0.8
349 to 360	234	17,051,986	1.4
361 and above	131	10,537,470	0.9

Total	74,586	$1,177,900,057	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – The Student Loan Marketing Association's Student Loan Financing Business" in the prospectus.
2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,558	$66,417,702	5.6%
Forbearance	3,922	93,954,893	8.0
Repayment
First year in repayment	1,073	39,514,703	3.4
Second year in repayment	989	32,072,683	2.7
Third year in repayment	1,224	35,834,802	3.0
More than 3 years in repayment	63,820	910,105,274	77.3

Total	74,586	$1,177,900,057	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – The Student Loan Marketing Association's Student Loan Financing Business" in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 102.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.4	-	211.4
Forbearance	-	5.0	215.6
Repayment	-	-	186.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $66,417,702 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $36,027,277 or approximately 54.2% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	363	$6,361,341	0.5%
Alaska	137	2,089,009	0.2
Arizona	1,544	28,135,433	2.4
Arkansas	246	4,223,297	0.4
California	7,880	140,831,672	12.0
Colorado	1,389	22,815,434	1.9
Connecticut	939	12,848,733	1.1
Delaware	136	2,720,518	0.2
District of Columbia	303	5,152,994	0.4
Florida	11,385	154,324,454	13.1
Georgia	1,931	31,819,301	2.7
Hawaii	276	4,606,317	0.4
Idaho	265	3,905,968	0.3
Illinois	2,194	31,624,395	2.7
Indiana	1,467	20,822,656	1.8
Iowa	469	5,869,288	0.5
Kansas	1,384	19,574,534	1.7
Kentucky	444	6,077,566	0.5
Louisiana	1,168	20,220,625	1.7
Maine	151	2,077,309	0.2
Maryland	1,476	26,677,724	2.3
Massachusetts	1,937	25,490,746	2.2
Michigan	1,187	21,022,781	1.8
Minnesota	1,196	17,618,484	1.5
Mississippi	313	6,059,492	0.5
Missouri	1,736	25,989,769	2.2
Montana	166	2,753,988	0.2
Nebraska	197	2,799,117	0.2
Nevada	483	8,598,581	0.7
New Hampshire	313	4,299,577	0.4
New Jersey	1,761	27,351,851	2.3
New Mexico	255	4,219,613	0.4
New York	4,766	70,814,393	6.0
North Carolina	1,446	22,413,710	1.9
North Dakota	70	971,495	0.1
Ohio	6,241	110,198,091	9.4
Oklahoma	888	14,906,233	1.3
Oregon	1,263	20,970,330	1.8
Pennsylvania	1,750	27,868,987	2.4
Rhode Island	154	2,519,715	0.2
South Carolina	515	8,920,830	0.8
South Dakota	75	1,314,733	0.1
Tennessee	889	16,246,857	1.4
Texas	4,927	79,383,713	6.7
Utah	292	6,396,098	0.5
Vermont	99	1,513,224	0.1
Virginia	1,833	27,499,477	2.3
Washington	2,781	41,968,454	3.6
West Virginia	234	3,411,778	0.3
Wisconsin	577	7,952,993	0.7
Wyoming	70	1,143,089	0.1
Other	625	12,503,291	1.1

Total	74,586	$1,177,900,057	100.0%

2004-2

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer's records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower's income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2004-2

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	42,137	$522,211,910	44.3%
Other Repayment Options(1)	32,449	655,688,147	55.7

Total	74,586	$1,177,900,057	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,480 loans with an aggregate outstanding principal balance of $48,545,474 currently in an interest-only period.  These interest-only loans represent approximately 4.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	36,771	$501,769,071	42.6%
Unsubsidized	37,815	676,130,986	57.4

Total	74,586	$1,177,900,057	100.0%

2004-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	1,391	$35,361,451	3.0%
October 1, 1993 through June 30, 2006	73,195	1,142,538,607	97.0
July 1, 2006 and later	0	0	0.0

Total	74,586	$1,177,900,057	100.0%

2004-2

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,321	$26,513,402	2.3%
College Assist	56	1,166,820	0.1
Educational Credit Management Corporation	1,224	22,847,723	1.9
Florida Office Of Student Financial Assistance	12,894	153,953,756	13.1
Great Lakes Higher Education Corporation	1,459	25,910,206	2.2
Illinois Student Assistance Commission	1,808	24,066,863	2.0
Kentucky Higher Education Assistance Authority	307	3,888,347	0.3
Louisiana Office Of Student Financial Assistance	403	5,869,683	0.5
Michigan Guaranty Agency	764	10,435,190	0.9
Montana Guaranteed Student Loan Program	3	25,654	*
Nebraska National Student Loan Program	19	373,282	*
New Jersey Higher Education Student Assistance Authority	3,690	45,720,981	3.9
New York State Higher Education Services Corporation	7,952	108,068,580	9.2
Northwest Education Loan Association	5,459	71,428,909	6.1
Oklahoma Guaranteed Student Loan Program	623	9,208,602	0.8
Pennsylvania Higher Education Assistance Agency	5,145	74,392,485	6.3
Tennessee Student Assistance Corporation	577	7,809,708	0.7
Texas Guaranteed Student Loan Corporation	4,585	70,587,362	6.0
United Student Aid Funds, Inc.	25,297	515,632,503	43.8
Total	74,586	$1,177,900,057	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

2004-2

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to initial trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. ("USA Funds") was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended ("the Act") in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the "Federal Reinsurance Agreements") with the U.S. Secretary of Education (the "Secretary"). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a "guaranty agency" as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency's continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds' losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the "1998 Reauthorization Law") reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.
2004-2

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2014, USA Funds held net assets on behalf of the federal reserve fund of approximately $157 million. Through September 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $56.8 billion.  Also, as of September 30, 2014, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $157 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds' "reserve ratio" complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor's federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	0.400%	0.394%	0.354%	0.313%	0.277%

USA Funds' "recovery rate," which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the "recovery rate" was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	32.90%	32.17%	31.82%	30.55%	32.01%

USA Funds' "loss rate" represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the "loss rate" was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	4.66%	4.71%	4.73%	4.74%	4.73%

In addition, USA Funds' "claims rate" represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds' existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the "claims rate" was as follows:
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	Claims Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	1.69%	1.69%	1.58%	1.41%	1.48%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

FLORIDA OFFICE OF STUDENT FINANCIAL ASSISTANCE

The Department of Education (Department), Office of Student Financial Assistance (OSFA), administers the Federal Family Education Loan Program (FFELP) that provides low-cost educational loans to assist students and their parents in paying for the cost of higher education.  OSFA is the designated guaranty agency for the State of Florida, for all loans with first disbursement prior to July 1, 2010, and utilizes the FFELP System, a mainframe-based student loan information system administered by the Northwest Regional Data Center (NWRDC).  The FFELP System, in the past, based on specified criteria, determined whether an educational loan will be guaranteed and, if guaranteed, maintained information relating to the loan.

The Department established OSFA pursuant to Section 1001.20(4)(d), Florida Statutes.  By law, OSFA is responsible for providing access to and administering State and Federal grants, scholarships, and loans to those students seeking financial assistance for postsecondary study pursuant to program criteria and eligibility requirements.

FFELP provided and manages low-cost educational loans authorized by the Higher Education Act to assist students and their parents in paying for the cost of higher education.  Prior to July, 2010, through FFELP, private lenders made federally guaranteed student loans to parents and students.  Commercial lenders (e.g., Navient) used their private capital to finance loans under FFELP but received subsidies from the Federal Government.  Upon approval of the application, a FFELP loan was made to the student (borrower) by a participating financial institution.  To protect the financial institution from loss in the event of the borrower's death, disability, or default, the loan was guaranteed by a guarantor.

Nonprofit and state guaranty agencies were established to guarantee student loans made by lenders under FFELP.  The Department, through the business users within OSFA's program office, served as the State of Florida guaranty agency for FFELP and provided certain administrative and oversight functions, while the United States Department of Education provided reinsurance to the guaranty agency.

Beginning July 1, 2010, all new student loans were made under the Direct Loan Program whereby the Federal Government lends directly to students.  OSFA continues to use the FFELP System to manage and maintain information related to all FFELP loans with first disbursements prior to July 1, 2010, and provide customer service to schools, lenders, and borrowers through default prevention, collections, and dissemination of information.

The FFELP System resides on a mainframe computer located at the Northwest Regional Data Center (NWRDC).  The Department uses, among other things, mainframe security software to control access to the FFELP System, including application programs and data files.

As of September 30, 2014, OSFA held net assets on behalf of the Federal Reserve Fund of approximately $19,861,865. Through September, 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by OSFA under the Federal Family Education
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Loan Program was approximately $1,651,811,788. Also, as of September 30, 2014, OSFA had Operating Fund assets totaling almost $41,463,446.

OSFA's "reserve ratio" complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor's Federal  Reserve Fund by the total amount of loans outstanding.  Following this formula, the reserve ratio for the Federal Reserve Fund administered by OSFA for the last five fiscal years was as follows:

Fiscal Year	Reserve Ratio
2014 2013 2012 2011	1.20% 1.07% 1.02% 0.99%
2010	0.92%

OSFA's "recovery rate," which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by OSFA during the fiscal year by the aggregate amount of default claims paid by OSFA outstanding at the end of the prior fiscal year. For the last five fiscal years, the "recovery rate" was as follows:

Fiscal Year	Recovery Rate
2014 2013 2012 2011	19.98% 18.36% 18.99% 20.70%
2010	24.71%

In addition, OSFA's "trigger rate" represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to OSFA's existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the "trigger rate" was as follows:

Fiscal Year	Trigger Rate
2014 2013 2012 2011	2.74% 4.48% 4.24% 4.50%
2010	4.43%

OSFA is located in Tallahassee, Florida.  OSFA will provide a copy of its most recent financial statement upon receipt of a written request directed to Levis Hughes, Chief at 325 W. Gaines St, Suite 1314, Tallahassee, FL  32399.

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